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                            EFFECTIVE August 22, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2006



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                     0-944                  41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission file number)     (I.R.S. Employer
      of incorporation)                                   Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

        Section 1 - Registrant's Business and Operations
        Item 1.01 Entry into a Material Definitive Agreement.

The Company maintains an Incentive Compensation Program ("the Program") for its Officers and other key management and technical employees. For fiscal year 2006 the Program provided target cash bonus, stock option and restricted stock awards for the Corporation's Officers based on corporate and individual performance as measured against specified goals and objectives.

The Compensation Committee of the Company's Board of Directors, at its August 15, 2006 meeting, adjusted the base salaries to be paid to the Company's Officers for fiscal year 2007, assessed fiscal year 2006 corporate and individual performance, approved incentive compensation awards for all Participants in the Company's Incentive Compensation Program, issued stock option and restricted stock awards to the Corporation's Officers as shown in the following Table, and set cash bonus targets for fiscal year 2007 performance. Variable stock option and restricted stock targets for Fiscal Year 2007 have not, at this time, been determined.

------------------------------------------------------------------------------------------------------------------
Name and Title                 Fiscal         Fiscal Year        Fiscal Year         Fiscal Year       Fiscal Year
                              Year 2007          2006                2006               2006            2007 Cash
                             Base Salary       Cash Bonus        Stock Option        Restricted           Bonus
                                 ($)              ($)               Award            Stock Award         Target
                                                                  (# Shares)          (# Shares)           ($)
------------------------------------------------------------------------------------------------------------------
Robert G. Dutcher,             358,621          161,200             28,300              7,770            231,000
Chairman, CEO, and
President
------------------------------------------------------------------------------------------------------------------
Irving R. Colacci,             181,650           79,800             13,100              3,600            115,500
VP, Legal Affairs & HR,
General Counsel and
Secretary
------------------------------------------------------------------------------------------------------------------
James G, Gustafson,            180,600           88,500             13,100              3,600            128,100
VP, Research, Develop.
& Engineering
------------------------------------------------------------------------------------------------------------------
Robert J. Scott,               152,250           72,500             13,100              3,600            105,000
VP, Mfg/IT
------------------------------------------------------------------------------------------------------------------
Shawn F. McCarrey,             194,250          134,100             13,100              5,020            194,250
VP, Worldwide Sales
& Marketing
------------------------------------------------------------------------------------------------------------------
Jules L. Fisher,               190,800           87,000             13,100              3,600            127,200
VP, Finance/CFO
------------------------------------------------------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    August 22, 2006
                                            POSSIS MEDICAL, INC.


                                        By:    /s/ Irving R. Colacci
                                            ------------------------
                                            Irving R. Colacci
                                            Vice President, Legal Affairs &
                                            Human Resources, General Counsel and
                                            Secretary